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                           BARR ROSENBERG SERIES TRUST

              AXA Rosenberg International Small Capitalization Fund
                   AXA Rosenberg Value Long/Short Equity Fund
       AXA Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund
                         AXA Rosenberg Enhanced 500 Fund
                     AXA Rosenberg International Equity Fund
                   AXA Rosenberg Global Long/Short Equity Fund
                        AXA Rosenberg U.S. Discovery Fund
                           AXA Rosenberg European Fund
                  AXA Rosenberg U.S. Large Capitalization Fund
                    AXA Rosenberg U.S. Long/Short Equity Fund

                        Supplement dated January 31, 2003
                                       to
    Prospectus and Statement of Additional Information dated July 31, 2002.

         This supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus (the "Prospectus") and the Statement of Additional Information (the "Statement of Additional Information"), both dated July 31, 2002.

         The Prospectus and the Statement of Additional Information are hereby amended as follows:

Effective immediately, Class C Shares of certain of the Funds are available for purchase. The Trust, in its discretion, shall determine when the Class C Shares for any particular Fund will be made available for purchase. Please call Shareholder Services at 1-800-555-5737 for information as to whether Class C Shares are available for a particular Fund at any particular time.

Because, as noted in the Prospectus, Class C Shares may only be exchanged for Class C Shares of one or more other Funds, and because Class C Shares of some Funds may not be available for purchase on any particular date, your exchange privileges as a Class C shareholder will be more limited than such privileges would be if Class C Shares were available for all of the Funds.